                                         May 1, 2006

                               JANUS ASPEN SERIES
                               BALANCED PORTFOLIO
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Balanced Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Balanced Portfolio.......................................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    6
       Frequently asked questions about certain risks...........    7
       General portfolio policies...............................    8

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   11
       Management expenses......................................   12
       Investment personnel.....................................   12

    OTHER INFORMATION...........................................   13

    DISTRIBUTIONS AND TAXES.....................................   16

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   17
       Purchases................................................   18
       Redemptions..............................................   18
       Excessive trading........................................   18
       Shareholder communications...............................   21

    FINANCIAL HIGHLIGHTS........................................   22

    GLOSSARY OF INVESTMENT TERMS................................   23

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

BALANCED PORTFOLIO

   Balanced Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Portfolio may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   To the extent the Portfolio invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

 2  Janus Aspen Series

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   BALANCED PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                  16.18%     22.10%     34.28%     26.76%     (2.27)%    (4.66)%    (6.44)%    14.05%      8.53%         7.95%
                   1996       1997       1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1998 20.32%    Worst Quarter:  3rd-2001 (5.87)%

                                                               Average annual total return for periods ended 12/31/05
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                     1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Institutional Shares                  7.95%      3.57%      10.89%         11.45%
          S&P 500(R) Index(1)                                        4.91%      0.54%       9.07%         10.41%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Government/Credit Index(2)                 2.37%      6.11%       6.17%          6.11%
            (reflects no deduction for fees or expenses)
          Balanced Index(3)                                          3.86%      3.39%       8.13%          8.77%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------------------

   (1) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (3) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    Balanced Portfolio                                             0.55%       0.02%           0.57%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Balanced Portfolio                                             $ 58       $ 183      $ 318      $ 714

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Balanced Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   The Portfolio may emphasize some degree of income. The investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF THE PORTFOLIO'S HOLDINGS?

   The Portfolio shifts assets between the growth and income components of its portfolio holdings based on the investment personnel's analyses of relevant market, financial, and economic conditions. If the investment personnel

                                    Principal investment strategies and risks  5
   believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component. The Portfolio's growth component will normally be 50-60% of its net assets. In addition, the Portfolio's income component may consist of dividend-paying stocks which exhibit growth characteristics.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE PORTFOLIO'S HOLDINGS?

   The growth component of the Portfolio's holdings is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE PORTFOLIO'S HOLDINGS?

   The income component of the Portfolio's holdings will consist primarily of fixed-income securities.

7. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY PORTFOLIO INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of the Portfolio's holdings includes fixed-income securities.

8. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

 6  Janus Aspen Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                    Principal investment strategies and risks  7

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

4. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

5. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual

 8  Janus Aspen Series
   circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change

                                    Principal investment strategies and risks  9
   or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

 10  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

                                                 Management of the Portfolio  11

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Balanced Portfolio                                         All Asset Levels            0.55
-----------------------------------------------------------------------------------------------------

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.55% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

MARC PINTO, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Balanced
     Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Balanced Portfolio. Mr. Pinto focuses on the equity portion of the Portfolio. He holds the Chartered Financial
     Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Balanced
     Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     2001 as a fixed-income analyst. Prior to joining Janus Capital, Mr.
     Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Balanced Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

 12  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

                                                           Other information  13
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

 14  Janus Aspen Series
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  15

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 16  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

                                                         Shareholder's guide  17

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

 18  Janus Aspen Series
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

                                                         Shareholder's guide  19
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

 20  Janus Aspen Series
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Years ended December 31
                                            2005               2004               2003               2002               2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                    $24.39             $22.98             $20.59             $22.57             $24.31
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                  0.61               0.60               0.47               0.55               0.65
 Net gain/(loss) on securities
   (both realized and unrealized)              1.31               1.35               2.40             (2.00)             (1.78)
 Total from investment operations              1.92               1.95               2.87             (1.45)             (1.13)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                   (0.57)             (0.54)             (0.48)             (0.53)             (0.61)
 Distributions (from capital gains)              --                 --                 --                 --                 --
 Payment from affiliate                          --(1)              --                 --                 --                 --
 Total distributions and other               (0.57)             (0.54)             (0.48)             (0.53)             (0.61)
 NET ASSET VALUE, END OF PERIOD              $25.74             $24.39             $22.98             $20.59             $22.57
 Total return                                 7.95%(2)           8.53%             14.05%            (6.44)%            (4.66)%
 Net assets, end of period (in
   thousands)                            $1,681,985         $2,395,562         $3,253,664         $3,141,601         $3,425,664
 Average net assets for the period
   (in thousands)                        $1,887,185         $3,012,164         $3,183,585         $3,327,140         $3,361,832
 Ratio of gross expenses to average
   net assets(3)(4)                           0.57%              0.61%              0.67%              0.67%              0.66%
 Ratio of net expenses to average
   net assets(5)                              0.56%              0.61%              0.67%              0.67%              0.66%
 Ratio of net investment
   income/(loss) to average net
   assets                                     2.01%              2.08%              2.12%              2.53%              2.89%
 Portfolio turnover rate                        52%                64%                69%                94%               114%
-------------------------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.

 22  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

                                                Glossary of investment terms  23
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

 24  Janus Aspen Series
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

                                                Glossary of investment terms  25
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 26  Janus Aspen Series

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                                                                              27

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

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                            FLEXIBLE BOND PORTFOLIO

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Flexible Bond Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Flexible Bond Portfolio..................................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    6
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    7

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   11

    OTHER INFORMATION...........................................   12

    DISTRIBUTIONS AND TAXES.....................................   15

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   16
       Purchases................................................   17
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder communications...............................   20

    FINANCIAL HIGHLIGHTS........................................   21

    GLOSSARY OF INVESTMENT TERMS................................   22

    EXPLANATION OF RATING CATEGORIES............................   26

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FLEXIBLE BOND PORTFOLIO

   Flexible Bond Portfolio (the "Portfolio") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FLEXIBLE BOND PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

   The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

 2  Janus Aspen Series

   To the extent the Portfolio invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in Flexible Bond Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

   FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                   9.19%     11.76%      9.11%      1.60%      6.25%      7.74%     10.48%      6.39%      3.97%        2.00%
                   1996       1997       1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  3rd-2002 5.63%    Worst Quarter:  2nd-2004 (2.87)%

                                                               Average annual total return for periods ended 12/31/05
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                     1 year    5 years    10 years       (9/13/93)
          Flexible Bond Portfolio - Institutional Shares             2.00%      6.08%      6.80%           7.33%
          Lehman Brothers Aggregate Bond Index(1)                    2.43%      5.87%      6.16%           6.15%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------------------

   (1) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    Flexible Bond Portfolio                                        0.53%       0.04%           0.57%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.



   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Flexible Bond Portfolio                                        $ 58       $ 183      $ 318      $ 714

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Flexible Bond Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE PORTFOLIO MANAGE INTEREST RATE RISK?

   The investment personnel may vary the average-weighted effective maturity of the portfolio to reflect their analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the investment personnel expect interest rates to rise and longer when the investment personnel expect interest rates to fall. The Portfolio may also use futures, options, and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

                                    Principal investment strategies and risks  5

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - Currency Risk

   - Political and Economic Risk

   - Regulatory Risk

 6  Janus Aspen Series

   - Market Risk

   - Transaction Costs

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements (including, but not limited to, credit default swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in bonds and other fixed-income securities. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in bonds and other fixed-income securities.

                                    Principal investment strategies and risks  7

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - equity securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net asset value of the Portfolio), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special

 8  Janus Aspen Series
   situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                                 Average Daily        Investment Advisory
                                                                   Net Assets               Fee (%)
Portfolio                                                         of Portfolio           (annual rate)
---------------------------------------------------------------------------------------------------------
   Flexible Bond Portfolio                                    First $300 Million              0.55(1)
                                                              Over $300 Million               0.45
---------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until May 1, 2007. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.53% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

RONALD V. SPEAKER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Flexible Bond Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  11

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

 12  Janus Aspen Series
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

                                                           Other information  13
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 16  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  17
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 18  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  19
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 20  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                   Years ended December 31
                                           2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                  $12.14           $12.49           $12.30           $11.66           $11.46
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                0.60             0.66             0.63             0.55             0.61
 Net gain/(loss) on securities
   (both realized and unrealized)          (0.36)           (0.18)             0.15             0.65             0.26
 Total from investment operations            0.24             0.48             0.78             1.20             0.87
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                 (0.59)           (0.68)           (0.59)           (0.56)           (0.67)
 Distributions (from capital gains)        (0.43)           (0.15)               --               --               --
 Payment from affiliate                        --(1)            --(1)            --               --               --
 Total distributions and other             (1.02)           (0.83)           (0.59)           (0.56)           (0.67)
 NET ASSET VALUE, END OF PERIOD            $11.36           $12.14           $12.49           $12.30           $11.66
 Total return                               2.00%(2)         3.97%(2)         6.39%           10.48%            7.74%
 Net assets, end of period (in
   thousands)                            $278,324         $404,522         $576,021         $591,189         $387,509
 Average net assets for the period
   (in thousands)                        $321,856         $525,932         $623,513         $466,274         $317,156
 Ratio of gross expenses to average
   net assets(3)(4)                         0.57%            0.59%            0.64%            0.66%            0.67%
 Ratio of net expenses to average
   net assets(5)                            0.57%            0.59%            0.64%            0.66%            0.67%
 Ratio of net investment
   income/(loss) to average net
   assets                                   4.18%            4.28%            4.51%            5.02%            5.87%
 Portfolio turnover rate                     171%(6)          171%             154%             229%             308%
---------------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.
(6) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio turnover rate would have been 177%.

                                                        Financial highlights  21

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 22  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  23
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 24  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  25

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

FITCH, INC.

    BOND RATING                  EXPLANATION
    -----------------------------------------------------------------------------------------
    Investment Grade
    AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
    AA.......................... High quality; very strong capacity to pay principal and interest.
    A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
    BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                 BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                 outweighed by large uncertainties or major risk exposure to adverse conditions.
    D........................... In default.

 26  Janus Aspen Series

MOODY'S INVESTORS
SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper to medium-grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

SECURITIES HOLDINGS BY RATING CATEGORY

   During the year ended December 31, 2005, the percentage of securities holdings for Flexible Bond Portfolio by rating category based upon a weighted monthly average was:

    FLEXIBLE BOND PORTFOLIO
    ---------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           73.07%
     AA                                                             2.07%
     A                                                              5.21%
     BBB                                                           11.13%
     BB                                                             2.75%
     B                                                              2.75%
     CCC                                                            0.10%
     CC                                                             0.00%
     C                                                              0.00%
     Not Rated                                                      2.13%
     Preferred Stock                                                0.60%
     Cash and Options                                               0.19%
     TOTAL                                                        100.00%
    ---------------------------------------------------------------------

                                            Explanation of rating categories  27

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                                FORTY PORTFOLIO
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Forty Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Forty Portfolio..........................................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    6
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    8

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   11

    OTHER INFORMATION...........................................   12

    DISTRIBUTIONS AND TAXES.....................................   15

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   16
       Purchases................................................   17
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder communications...............................   20

    FINANCIAL HIGHLIGHTS........................................   21

    GLOSSARY OF INVESTMENT TERMS................................   22

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FORTY PORTFOLIO

   Forty Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FORTY PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

   To the extent the Portfolio invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2  Janus Aspen Series

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   FORTY PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                             58.11%     67.00%    (18.18)%   (21.67)%   (15.67)%    20.54%     18.23%        12.85%
                              1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1999 41.77%    Worst Quarter:  3rd-2001 (18.70)%

                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                       1 year    5 years       (5/1/97)
          Forty Portfolio - Institutional Shares                       12.85%      1.21%        13.09%
          Russell 1000(R) Growth Index(1)                               5.26%    (3.58)%         4.42%
            (reflects no deduction for fees or expenses)
          S&P 500(R) Index(2)                                           4.91%      0.54%         6.93%
            (reflects no deduction for fees or expenses)
                                                                       ------------------------------------

   (1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                Management    Other      Total Annual Fund
                                                                  Fee(1)     Expenses    Operating Expenses
    Forty Portfolio                                               0.64%       0.03%            0.67%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Forty Portfolio                                                $ 68       $ 214      $ 373      $ 835

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Twenty Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. The Portfolio invests primarily in a core group of 20-40 common stocks selected for their growth potential. Janus Twenty Fund invests primarily in a core group of 20-30 common stocks selected for their growth potential.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

                                    Principal investment strategies and risks  5

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE PORTFOLIO'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a nondiversified portfolio more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio. Since the Portfolio normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

3. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

 6  Janus Aspen Series

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

                                    Principal investment strategies and risks  7

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

 8  Janus Aspen Series

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Forty Portfolio                                            All Asset Levels            0.64
-----------------------------------------------------------------------------------------------------

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.64% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Forty Portfolio, which he has managed since its inception. Mr. Schoelzel is also
     Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994. Mr. Schoelzel holds a Bachelor of Arts degree in Business from Colorado College.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  11

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

 12  Janus Aspen Series
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

                                                           Other information  13
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 16  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  17
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 18  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  19
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 20  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

FORTY PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                     Years ended December 31
                                           2005             2004             2003              2002               2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                  $24.58           $20.84           $17.37             $20.72             $26.79
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                0.06             0.06             0.08               0.12               0.22
 Net gain/(loss) on securities
   (both realized and unrealized)            3.10             3.74             3.48             (3.36)             (6.01)
 Total from investment operations            3.16             3.80             3.56             (3.24)             (5.79)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                 (0.06)           (0.06)           (0.09)             (0.11)             (0.28)
 Distributions (from capital gains)            --               --               --                 --                 --
 Payment from affiliate                        --(1)            --(1)            --                 --                 --
 Total distributions and other             (0.06)           (0.06)           (0.09)             (0.11)             (0.28)
 NET ASSET VALUE, END OF PERIOD            $27.68           $24.58           $20.84             $17.37             $20.72
 Total return                              12.85%(2)        18.23%(2)        20.54%           (15.67)%           (21.67)%
 Net assets, end of period (in
   thousands)                            $560,842         $502,681         $530,617           $528,210           $776,553
 Average net assets for the period
   (in thousands)                        $509,092         $495,684         $509,046           $640,500           $855,499
 Ratio of gross expenses to average
   net assets(3)(4)                         0.67%            0.67%            0.68%              0.67%              0.66%
 Ratio of net expenses to average
   net assets(5)                            0.67%            0.67%            0.68%              0.67%              0.66%
 Ratio of net investment
   income/(loss) to average net
   assets                                   0.24%            0.24%            0.40%              0.56%              0.96%
 Portfolio turnover rate                      42%              16%              41%                62%                67%
-------------------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 22  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  23
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 24  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  25

                      This page intentionally left blank.

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                          FUNDAMENTAL EQUITY PORTFOLIO
                     (FORMERLY NAMED CORE EQUITY PORTFOLIO)

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Fundamental Equity Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Fundamental Equity Portfolio.............................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    5
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    7

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   11

    OTHER INFORMATION...........................................   12

    DISTRIBUTIONS AND TAXES.....................................   15

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   16
       Purchases................................................   17
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder communications...............................   20

    FINANCIAL HIGHLIGHTS........................................   21

    GLOSSARY OF INVESTMENT TERMS................................   22

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FUNDAMENTAL EQUITY PORTFOLIO

   Fundamental Equity Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   FUNDAMENTAL EQUITY PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Portfolio may invest include:

     - domestic and foreign common stocks;
     - preferred stocks;
     - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
     - other securities with equity characteristics.

   The Portfolio may invest in companies of any size.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   To the extent the Portfolio invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

 2  Janus Aspen Series

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   FUNDAMENTAL EQUITY PORTFOLIO* - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                             46.24%     41.58%     (8.07)%   (11.75)%   (18.27)%    23.10%     13.44%        15.68%
                              1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1998 28.51%    Worst Quarter:  3rd-2002 (15.35)%

                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                       1 year    5 years       (5/1/97)
          Fundamental Equity Portfolio* - Institutional Shares         15.68%      3.11%        13.46%
          S&P 500(R) Index(1)                                           4.91%      0.54%         6.93%
            (reflects no deduction for fees or expenses)
          Russell 1000(R) Growth Index(2)                               5.26%    (3.58)%         4.42%
            (reflects no deduction for fees or expenses)
                                                                       ------------------------------------

    *   Formerly named Core Equity Portfolio.
   (1) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                          ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                           Total Annual Fund                     Net Annual Fund
                                   Management    Other         Operating                            Operating
                                     Fee(1)     Expenses      Expenses(2)      Expense Waivers     Expenses(2)
    Fundamental Equity Portfolio*    0.60%       0.84%           1.44%              0.23%             1.21%

    *  Formerly named Core Equity Portfolio.
   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.
   (2) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until May 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                 1 Year     3 Years    5 Years    10 Years
                                                                 -----------------------------------------
    Fundamental Equity Portfolio*                                 $ 147      $ 456      $ 787     $ 1,724

    *  Formerly named Core Equity Portfolio.

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Core Equity Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's

                                    Principal investment strategies and risks  5
   performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 6  Janus Aspen Series

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

4. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

5. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or
                                    Principal investment strategies and risks  7
   similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that

 8  Janus Aspen Series
   issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Fundamental Equity Portfolio*                              All Asset Levels            0.60(1)
-----------------------------------------------------------------------------------------------------

 *  Formerly named Core Equity Portfolio.
(1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until May 1, 2007. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee (net of fee waivers) of 0.36% based on the Portfolio's average net assets. Absent fee waivers, the investment advisory fee based on the Portfolio's average net assets would have been 0.60%.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

MINYOUNG SOHN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Fundamental Equity Portfolio, which he has managed since May 2005. Mr. Sohn is also
     Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree
     (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  11

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

 12  Janus Aspen Series
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

                                                           Other information  13
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 16  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  17
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 18  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  19
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 20  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

FUNDAMENTAL EQUITY PORTFOLIO* - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                  Years ended December 31
                                          2005            2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $18.44          $16.27           $13.24           $16.26           $19.20
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.02            0.03             0.02             0.05             0.11
 Net gain/(loss) on securities
   (both realized and unrealized)           2.87            2.16             3.04           (3.02)           (2.34)
 Total from investment operations           2.89            2.19             3.06           (2.97)           (2.23)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                (0.02)          (0.02)           (0.02)           (0.05)           (0.12)
 Distributions (from capital gains)           --              --               --               --           (0.59)
 Tax return of capital                        --              --           (0.01)               --               --
 Payment from affiliate                       --(1)           --               --               --               --
 Total distributions and other            (0.02)          (0.02)           (0.03)           (0.05)           (0.71)
 NET ASSET VALUE, END OF PERIOD           $21.31          $18.44           $16.27           $13.24           $16.26
 Total return                             15.68%(2)       13.44%           23.10%         (18.27)%         (11.75)%
 Net assets, end of period (in
   thousands)                            $12,798         $10,414          $10,593           $9,825          $12,634
 Average net assets for the period
   (in thousands)                        $11,057         $10,039           $9,905          $11,550          $13,983
 Ratio of gross expenses to average
   net assets(3)(4)(5)                     1.21%           1.23%            1.25%            1.25%            1.13%
 Ratio of net expenses to average
   net assets(6)                           1.20%           1.23%            1.25%            1.25%            1.12%
 Ratio of net investment
   income/(loss) to average net
   assets                                  0.06%           0.14%            0.03%            0.32%            0.63%
 Portfolio turnover rate                     62%             65%              82%              97%             114%
-------------------------------------------------------------------------------------------------------------------

 *  Formerly named Core Equity Portfolio.
(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.03%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.44% in 2005, 1.52% in 2004, 2.08% in 2003, 1.87% in 2002,
    and 1.13% in 2001 before waiver of certain fees incurred by the Portfolio.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 22  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  23
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 24  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  25

                       This page intentionally left blank

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                         GLOBAL LIFE SCIENCES PORTFOLIO

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Global Life Sciences Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Global Life Sciences Portfolio...........................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    7
       General portfolio policies...............................    9

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   12
       Management expenses......................................   12
       Investment personnel.....................................   13

    OTHER INFORMATION...........................................   14

    DISTRIBUTIONS AND TAXES.....................................   17

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   18
       Purchases................................................   19
       Redemptions..............................................   19
       Excessive trading........................................   19
       Shareholder communications...............................   22

    FINANCIAL HIGHLIGHTS........................................   23

    GLOSSARY OF INVESTMENT TERMS................................   24

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GLOBAL LIFE SCIENCES PORTFOLIO

   Global Life Sciences Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GLOBAL LIFE SCIENCES PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio managers believe have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Portfolio may have significant exposure to emerging markets.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

 2  Janus Aspen Series

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2005, approximately 2.9% of the Portfolio's investments were in emerging markets.

   The Portfolio concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

   To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                                      (16.43)%   (29.34)%    26.23%     14.57%        12.59%
                                        2001       2002       2003       2004          2005

      Best Quarter:  2nd-2001 12.81%    Worst Quarter:  1st-2001 (25.35)%

                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                       1 year    5 years       (1/18/00)
          Global Life Sciences Portfolio - Institutional Shares        12.59%    (0.78)%        (1.81)%
          S&P 500(R) Index(1)                                           4.91%      0.54%        (0.99)%
            (reflects no deduction for fees or expenses)
          Morgan Stanley Capital International World Health Care
            Index(2)                                                    9.00%    (0.35)%          3.68%(3)
            (reflects no deduction for fees or expenses)
                                                                       ------------------------------------

   (1) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region.
   (3) The average annual total return was calculated based on historical information from January 31, 2000 to December 31, 2005 for the MSCI World Health Care Index.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

 4  Janus Aspen Series

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    Global Life Sciences Portfolio                                 0.64%       0.31%           0.95%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                 1 Year     3 Years    5 Years    10 Years
                                                                 -----------------------------------------
    Global Life Sciences Portfolio                                $ 97       $ 303      $ 526     $ 1,166

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Global Life Sciences Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

4. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO THE PORTFOLIO?

   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of

 6  Janus Aspen Series
   products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the investment personnel believe have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow. The Portfolio's performance may also be affected by industry risk to a greater extent than other portfolios.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

                                    Principal investment strategies and risks  7

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Portfolio invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. The Portfolio may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

 8  Janus Aspen Series

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. The Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the

                                    Principal investment strategies and risks  9

   Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

 10  Janus Aspen Series

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                   Principal investment strategies and risks  11

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders,

 12  Janus Aspen Series
   and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Global Life Sciences Portfolio                             All Asset Levels            0.64(1)
-----------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until May 1, 2007. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.64% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

ANDREW ACKER, CFA
--------------------------------------------------------------------------------
     is Co-Portfolio Manager of Global Life Sciences Portfolio, which he has co-managed with Thomas R. Malley since October 2004. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr. Acker and Mr. Malley are jointly responsible for day-to-day management of the Portfolio. Mr. Acker has primary responsibility over 30% of the assets of the Portfolio. Mr. Acker also performs duties as a research analyst. He holds the Chartered Financial Analyst designation.


THOMAS R. MALLEY, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Global Life Sciences Portfolio, which he has managed since its inception and co-managed with Andrew Acker since October 2004. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley and Mr. Acker are jointly responsible for day-to-day management of the Portfolio. Mr.
     Malley has primary responsibility over 70% of the assets of the Portfolio. He holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  13

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

 14  Janus Aspen Series
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

                                                           Other information  15
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 16  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  17

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 18  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  19
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 20  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  21
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 22  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                   Years ended December 31
                                           2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                   $7.94            $6.93            $5.49            $7.77            $9.31
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                0.03             0.02             0.02             0.02             0.02
 Net gain/(loss) on securities
   (both realized and unrealized)            0.97             0.99             1.42           (2.30)           (1.55)
 Total from investment operations            1.00             1.01             1.44           (2.28)           (1.53)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                     --               --               --               --               --
 Distributions (from capital gains)            --               --               --               --               --
 Tax return of capital                         --               --               --               --           (0.01)
 Total distributions                           --               --               --               --           (0.01)
 NET ASSET VALUE, END OF PERIOD             $8.94            $7.94            $6.93            $5.49            $7.77
 Total return                              12.59%           14.57%           26.23%         (29.34)%         (16.43)%
 Net assets, end of period (in
   thousands)                              $3,879           $4,088           $3,822           $3,359           $5,972
 Average net assets for the period
   (in thousands)                          $3,733           $3,998           $3,601           $4,432           $6,482
 Ratio of gross expenses to average
   net assets(1)(2)                         0.95%            0.90%            0.97%            0.87%            0.81%
 Ratio of net expenses to average
   net assets(3)                            0.95%            0.90%            0.97%            0.87%            0.81%
 Ratio of net investment
   income/(loss) to average net
   assets                                 (0.53)%          (0.42)%          (0.34)%          (0.39)%          (0.16)%
 Portfolio turnover rate                      89%             108%             110%             113%             109%
---------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 24  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  25
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 26  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  27

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                          GLOBAL TECHNOLOGY PORTFOLIO
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Global Technology Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Global Technology Portfolio..............................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    7
       General portfolio policies...............................    9

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   12
       Management expenses......................................   13
       Investment personnel.....................................   13

    OTHER INFORMATION...........................................   14

    DISTRIBUTIONS AND TAXES.....................................   17

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   18
       Purchases................................................   19
       Redemptions..............................................   19
       Excessive trading........................................   19
       Shareholder communications...............................   22

    FINANCIAL HIGHLIGHTS........................................   23

    GLOSSARY OF INVESTMENT TERMS................................   24

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY PORTFOLIO

   Global Technology Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GLOBAL TECHNOLOGY PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   A team of technology analysts (the "Technology Team") selects investments for the Portfolio. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the Technology Team believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

   a. companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and

   b. companies that the Technology Team believes rely extensively on technology in connection with their operations or services.

   The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   The Technology Team applies a "bottom up" approach in choosing investments. In other words, the Technology Team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the Technology Team is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless

 2  Janus Aspen Series
   of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2005, approximately 11.8% of the Portfolio's investments were in emerging markets.

   Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

   To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                                      (37.07)%   (40.77)%    46.75%      0.88%        11.70%
                                        2001       2002       2003       2004          2005

      Best Quarter:  4th-2001 31.10%    Worst Quarter:  3rd-2001 (35.42)%

                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                       1 year    5 years       (1/18/00)
          Global Technology Portfolio - Institutional Shares           11.70%    (9.23)%       (14.03)%
          S&P 500(R) Index(1)                                           4.91%      0.54%        (0.99)%
            (reflects no deduction for fees or expenses)
          Morgan Stanley Capital International World Information
            Technology Index(2)                                         4.81%    (7.19)%    (13.23)%(3)
            (reflects no deduction for fees or expenses)
                                                                       ------------------------------------

   (1) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region.
   (3) The average annual total return was calculated based on historical information from January 31, 2000 to December 31, 2005 for the MSCI World Information Technology Index.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

 4  Janus Aspen Series

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    Global Technology Portfolio                                    0.64%       0.09%           0.73%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Global Technology Portfolio                                    $ 75       $ 233      $ 406      $ 906

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Global Technology Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

4. WHAT IS THE PORTFOLIO'S INDUSTRY POLICY?

   The Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, the investment personnel may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its

 6  Janus Aspen Series
   assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow. The Portfolio's performance may also be affected by industry risk to a greater extent than other portfolios.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a

                                    Principal investment strategies and risks  7
     company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Portfolio invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. The Portfolio may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

 8  Janus Aspen Series

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Portfolio's assets)

                                    Principal investment strategies and risks  9

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to

 10  Janus Aspen Series
   take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                   Principal investment strategies and risks  11

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 12  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Global Technology Portfolio                                All Asset Levels            0.64(1)
-----------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until May 1, 2007. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.64% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

INVESTMENT TEAM

TECHNOLOGY TEAM
--------------------------------------------------------------------------------
     A team of technology analysts selects investments for Global Technology Portfolio, and has done so since February 2006. J. Bradley Slingerlend, CFA, and Burton H. Wilson, Janus Capital research analysts, co-head the team and are jointly and primarily responsible for the day-to-day management of Global Technology Portfolio. Mr. Slingerlend is an equity research analyst focused primarily on technology companies. He joined
     Janus Capital in 2000. Mr. Slingerlend has a Bachelor's degree in
     Economics and Astrophysics from Williams College. He holds the Chartered Financial Analyst designation. Mr. Wilson is an equity research analyst focused primarily on technology companies. He joined Janus Capital in 2005. Prior to joining Janus Capital, Mr. Wilson was a research analyst at Lincoln Equity Management from 2000 to 2004. He holds a Bachelor of
     Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  13

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers three classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares and Service II Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints

 14  Janus Aspen Series
   were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in

                                                           Other information  15
   response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 16  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  17

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 18  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described

                                                         Shareholder's guide  19
   below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's

 20  Janus Aspen Series
   investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

                                                         Shareholder's guide  21

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 22  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                 Years ended December 31
                                          2005            2004           2003             2002             2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                  $3.42          $3.39           $2.31            $3.90            $6.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.05           0.02          (0.01)             0.02             0.19
 Net gain/(loss) on securities
   (both realized and unrealized)           0.35           0.01            1.09           (1.61)           (2.57)
 Total from investment operations           0.40           0.03            1.08           (1.59)           (2.38)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    --             --              --               --           (0.21)
 Distributions (from capital gains)           --             --              --               --               --
 Total distributions                          --             --              --               --           (0.21)
 NET ASSET VALUE, END OF PERIOD            $3.82          $3.42           $3.39            $2.31            $3.90
 Total return                             11.70%          0.88%          46.75%         (40.77)%         (37.07)%
 Net assets, end of period (in
   thousands)                             $2,989         $4,423          $5,580           $2,721           $5,643
 Average net assets for the period
   (in thousands)                         $3,100         $4,887          $3,871           $3,974           $9,242
 Ratio of gross expenses to average
   net assets(1)(2)                        0.73%          0.72%           0.85%            0.72%            0.68%
 Ratio of net expenses to average
   net assets(3)                           0.73%          0.72%           0.85%            0.72%            0.67%
 Ratio of net investment
   income/(loss) to average net
   assets                                  0.01%          0.19%         (0.22)%          (0.05)%            0.64%
 Portfolio turnover rate                     42%            30%             46%              70%              91%
-----------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 24  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  25
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 26  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  27

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 28

                      This page intentionally left blank.

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                          GROWTH AND INCOME PORTFOLIO
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Growth and Income Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Growth and Income Portfolio..............................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    6
       Frequently asked questions about certain risks...........    7
       General portfolio policies...............................    9

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   11
       Management expenses......................................   12
       Investment personnel.....................................   12

    OTHER INFORMATION...........................................   13

    DISTRIBUTIONS AND TAXES.....................................   16

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   17
       Purchases................................................   18
       Redemptions..............................................   18
       Excessive trading........................................   18
       Shareholder communications...............................   21

    FINANCIAL HIGHLIGHTS........................................   22

    GLOSSARY OF INVESTMENT TERMS................................   23

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO

   Growth and Income Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Portfolio may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The income component of the Portfolio's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has

 2  Janus Aspen Series
   invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2005, approximately 5.0% of the Portfolio's investments were in emerging markets.

   To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                             74.04%    (14.10)%   (13.37)%   (21.54)%    23.34%     11.97%        12.62%
                              1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1999 38.39%    Worst Quarter:  3rd-2002 (16.59)%

                                                     Average annual total return for periods ended 12/31/05
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                       1 year    5 years       (5/1/98)
          Growth and Income Portfolio - Institutional Shares           12.62%      1.12%         8.68%
          S&P 500(R) Index(1)                                           4.91%      0.54%         2.98%
            (reflects no deduction for fees or expenses)
          Russell 1000(R) Growth Index(2)                               5.26%    (3.58)%         0.26%
            (reflects no deduction for fees or expenses)
                                                                       ------------------------------------

   (1) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    Growth and Income Portfolio                                    0.62%       0.12%           0.74%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth and Income Portfolio                                    $ 76       $ 237      $ 411      $ 918

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Growth and Income Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   The Portfolio may emphasize some degree of income. The investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

4. WHAT IS A "SPECIAL SITUATION"?

   The Portfolio may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing

                                    Principal investment strategies and risks  5
   capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF THE PORTFOLIO'S HOLDINGS?

   The Portfolio shifts assets between the growth and income components of its portfolio holdings based on the investment personnel's analyses of relevant market, financial, and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component. The Portfolio's growth component will normally be up to 75% of its net assets. In addition, the Portfolio's income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE PORTFOLIO'S HOLDINGS?

   The growth component of the Portfolio's holdings is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE PORTFOLIO'S HOLDINGS?

   The income component of the Portfolio's holdings will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities. Equity derivatives may include equity-linked structured notes, examples of which are provided in the "Glossary of Investment Terms." Such equity-linked structured notes may subject the Portfolio to risks if an underlying security does not perform as expected or the issuer of a structured note defaults on its obligations. In addition, such securities may be considered illiquid and difficult to price.

   Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Portfolio's income component may also exhibit growth characteristics.

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY PORTFOLIO INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of the Portfolio's holdings may include fixed-income securities.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

 6  Janus Aspen Series

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

                                    Principal investment strategies and risks  7

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Portfolio invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. The Portfolio may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

 8  Janus Aspen Series

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

                                    Principal investment strategies and risks  9

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

 10  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

                                                 Management of the Portfolio  11

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Growth and Income Portfolio                                All Asset Levels            0.62
-----------------------------------------------------------------------------------------------------

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.62% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

MINYOUNG SOHN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since January 2004. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree
     (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

 12  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

                                                           Other information  13
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

 14  Janus Aspen Series
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  15

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 16  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

                                                         Shareholder's guide  17

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

 18  Janus Aspen Series
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

                                                         Shareholder's guide  19
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

 20  Janus Aspen Series
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                  Years ended December 31
                                          2005            2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $15.70          $14.11           $11.56           $14.87           $17.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.10            0.09             0.15             0.12             0.20
 Net gain/(loss) on securities
   (both realized and unrealized)           1.88            1.60             2.53           (3.32)           (2.52)
 Total from investment operations           1.98            1.69             2.68           (3.20)           (2.32)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                (0.11)          (0.10)           (0.13)           (0.11)           (0.22)
 Distributions (from capital gains)           --              --               --               --               --
 Total distributions                      (0.11)          (0.10)           (0.13)           (0.11)           (0.22)
 NET ASSET VALUE, END OF PERIOD           $17.57          $15.70           $14.11           $11.56           $14.87
 Total return                             12.62%          11.97%           23.34%         (21.54)%         (13.37)%
 Net assets, end of period (in
   thousands)                            $38,146         $27,784          $26,816          $55,271          $92,659
 Average net assets for the period
   (in thousands)                        $31,257         $25,658          $29,902          $72,550         $105,243
 Ratio of gross expenses to average
   net assets(1)(2)                        0.74%           0.77%            0.83%            0.76%            0.70%
 Ratio of net expenses to average
   net assets(3)                           0.74%           0.77%            0.83%            0.76%            0.70%
 Ratio of net investment
   income/(loss) to average net
   assets                                  0.62%           0.63%            0.85%            0.81%            1.19%
 Portfolio turnover rate                     37%             48%              43%              54%              52%
-------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 22  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

                                                Glossary of investment terms  23
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

 24  Janus Aspen Series
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

                                                Glossary of investment terms  25
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 26  Janus Aspen Series

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                         INTERNATIONAL GROWTH PORTFOLIO

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes International Growth Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       International Growth Portfolio...........................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    5
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    8

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   11

    OTHER INFORMATION...........................................   12

    DISTRIBUTIONS AND TAXES.....................................   15

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   16
       Purchases................................................   17
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder communications...............................   20

    FINANCIAL HIGHLIGHTS........................................   21

    GLOSSARY OF INVESTMENT TERMS................................   22

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH PORTFOLIO

   International Growth Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2005, approximately 38.7% of the Portfolio's investments were in emerging markets.

 2  Janus Aspen Series

   To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                  34.71%     18.51%     17.23%     82.27%    (15.94)%   (23.23)%   (25.58)%    34.91%     18.99%        32.28%
                   1996       1997       1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1999 58.48%    Worst Quarter:  3rd-2001 (20.38)%

                                                              Average annual total return for periods ended 12/31/05
                                                              ------------------------------------------------------
                                                                                                     Since Inception
                                                                    1 year    5 years    10 years       (5/2/94)
          International Growth Portfolio - Institutional Shares     32.28%     3.93%      13.27%         13.00%
          Morgan Stanley Capital International EAFE(R) Index(1)     13.54%     4.55%       5.84%          5.93%
            (reflects no deduction for fees or expenses)
          Morgan Stanley Capital International EAFE(R) Growth
            Index(2)                                                13.28%     1.92%       3.33%          3.70%(3)
            (reflects no deduction for fees or expenses)
          Morgan Stanley Capital International All Country World
            ex-U.S. Index(SM)(4) (reflects no deduction for fees or
            expenses)                                               16.62%     6.27%         N/A            N/A
                                                                    ------------------------------------------------

   (1) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
   (2) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.
   (3) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2005 for the MSCI EAFE(R) Growth Index.
   (4) The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    International Growth Portfolio                                 0.64%       0.06%           0.70%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    International Growth Portfolio                                 $ 72       $ 224      $ 390      $ 871

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Overseas Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's

                                    Principal investment strategies and risks  5
   performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays

 6  Janus Aspen Series
     may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Portfolio invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. The Portfolio may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

                                    Principal investment strategies and risks  7

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

 8  Janus Aspen Series

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING

   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   International Growth Portfolio                             All Asset Levels            0.64
-----------------------------------------------------------------------------------------------------

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.64% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described.

PORTFOLIO MANAGER

BRENT A. LYNN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of International
     Growth Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined
     Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGER

GARTH YETTICK, CFA
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of International Growth Portfolio. He joined Janus Capital in 1997. Mr. Yettick holds a Bachelor's degree
     (magna cum laude) in Computer Science and Mathematics from Harvard
     College, where he was elected to Phi Beta Kappa. He holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  11

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers three classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints

 12  Janus Aspen Series
   were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in

                                                           Other information  13
   response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 16  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  17
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 18  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  19
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 20  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                    Years ended December 31
                                           2005             2004             2003             2002              2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                  $27.19           $23.06           $17.30           $23.47             $30.90
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                0.41             0.30             0.24             0.18               0.26
 Net gain/(loss) on securities
   (both realized and unrealized)            8.30             4.05             5.75           (6.17)             (7.43)
 Total from investment operations            8.71             4.35             5.99           (5.99)             (7.17)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                 (0.36)           (0.22)           (0.23)           (0.18)             (0.26)
 Distributions (from capital gains)            --               --               --               --                 --
 Payment from affiliate                        --               --(1)            --               --                 --
 Total distributions and other             (0.36)           (0.22)           (0.23)           (0.18)             (0.26)
 NET ASSET VALUE, END OF PERIOD            $35.54           $27.19           $23.06           $17.30             $23.47
 Total return                              32.28%           18.99%(2)        34.91%         (25.58)%           (23.23)%
 Net assets, end of period (in
   thousands)                            $549,948         $465,055         $637,918         $598,972           $869,983
 Average net assets for the period
   (in thousands)                        $473,781         $556,677         $595,791         $736,907           $962,343
 Ratio of gross expenses to average
   net assets(3)(4)                         0.70%            0.69%            0.76%            0.74%              0.71%
 Ratio of net expenses to average
   net assets(5)                            0.70%            0.68%            0.76%            0.74%              0.71%
 Ratio of net investment
   income/(loss) to average net
   assets                                   1.05%            1.02%            1.26%            0.90%              0.95%
 Portfolio turnover rate                      57%              65%             123%              74%                65%
-----------------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 22  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  23
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 24  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  25

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                           LARGE CAP GROWTH PORTFOLIO

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Large Cap Growth Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Large Cap Growth Portfolio...............................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    6
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    7

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   11

    OTHER INFORMATION...........................................   12

    DISTRIBUTIONS AND TAXES.....................................   15

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   16
       Purchases................................................   17
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder communications...............................   20

    FINANCIAL HIGHLIGHTS........................................   21

    GLOSSARY OF INVESTMENT TERMS................................   22

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

LARGE CAP GROWTH PORTFOLIO

   Large Cap Growth Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   LARGE CAP GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of March 31, 2006, they ranged from approximately $688 million to $387 billion.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   To the extent the Portfolio invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2  Janus Aspen Series

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   LARGE CAP GROWTH PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                  18.45%     22.75%     35.66%     43.98%    (14.55)%   (24.73)%   (26.51)%    31.73%      4.57%         4.23%
                   1996       1997       1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.79)%

                                                             Average annual total return for periods ended 12/31/05
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                   1 year    5 years    10 years       (9/13/93)
          Large Cap Growth Portfolio - Institutional Shares         4.23%    (4.50)%     6.78%           8.31%
          Russell 1000(R) Growth Index(1)                           5.26%    (3.58)%     6.73%           8.78%
            (reflects no deduction for fees or expenses)
          S&P 500(R) Index(2)                                       4.91%      0.54%     9.07%          10.41%
            (reflects no deduction for fees or expenses)
                                                                   ------------------------------------------------

   (1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    Large Cap Growth Portfolio                                     0.64%       0.02%           0.66%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Large Cap Growth Portfolio                                     $ 67       $ 211      $ 368      $ 822

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Janus Fund can invest in companies of any size, although it generally invests in larger, more established companies.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Portfolio.

                                    Principal investment strategies and risks  5

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

 6  Janus Aspen Series

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

4. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

5. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                                    Principal investment strategies and risks  7

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

 8  Janus Aspen Series

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Large Cap Growth Portfolio                                 All Asset Levels            0.64
-----------------------------------------------------------------------------------------------------

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.64% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

DAVID J. CORKINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Large Cap Growth Portfolio, which he has managed since February 2006. Mr. Corkins was Portfolio Manager of Growth and Income Portfolio from May 1998 to
     December 2003. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  11

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

 12  Janus Aspen Series
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

                                                           Other information  13
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 16  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  17
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 18  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  19
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 20  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

LARGE CAP GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Years ended December 31
                                            2005               2004               2003               2002               2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                    $20.08             $19.23             $14.61             $19.89             $26.48
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                  0.09               0.04               0.02               0.01               0.02
 Net gain/(loss) on securities
   (both realized and unrealized)              0.76               0.84               4.62             (5.29)             (6.56)
 Total from investment operations              0.85               0.88               4.64             (5.28)             (6.54)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   (0.07)             (0.03)             (0.02)                 --             (0.01)
 Distributions (from capital gains)              --                 --                 --                 --             (0.04)
 Total distributions                         (0.07)             (0.03)             (0.02)                 --             (0.05)
 NET ASSET VALUE, END OF PERIOD              $20.86             $20.08             $19.23             $14.61             $19.89
 Total return                                 4.23%              4.57%             31.73%           (26.51)%           (24.73)%
 Net assets, end of period (in
   thousands)                              $730,374         $1,177,145         $1,666,317         $1,484,889         $2,490,954
 Average net assets for the period
   (in thousands)                          $857,660         $1,462,102         $1,533,995         $1,967,021         $2,911,331
 Ratio of gross expenses to average
   net assets(1)(2)                           0.66%              0.67%              0.67%              0.67%              0.66%
 Ratio of net expenses to average
   net assets(3)                              0.66%              0.66%              0.67%              0.67%              0.66%
 Ratio of net investment
   income/(loss) to average net
   assets                                     0.31%              0.14%              0.12%            (0.08)%              0.07%
 Portfolio turnover rate                        87%                33%                24%                36%                48%
-------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 22  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  23
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 24  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  25

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                            MID CAP GROWTH PORTFOLIO
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Mid Cap Growth Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Mid Cap Growth Portfolio.................................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    6
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    7

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   11

    OTHER INFORMATION...........................................   12

    DISTRIBUTIONS AND TAXES.....................................   15

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   16
       Purchases................................................   17
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder communications...............................   20

    FINANCIAL HIGHLIGHTS........................................   21

    GLOSSARY OF INVESTMENT TERMS................................   22

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

MID CAP GROWTH PORTFOLIO

   Mid Cap Growth Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP GROWTH PORTFOLIO seeks long-term growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of March 31, 2006, they ranged from approximately $952 million to $22 billion.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   To the extent the Portfolio invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the

 2  Janus Aspen Series

   Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   MID CAP GROWTH PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                   7.95%     12.66%     34.26%     125.40%   (31.82)%   (39.45)%   (27.93)%    35.10%     20.75%        12.31%
                   1996       1997       1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1999 59.34%    Worst Quarter:  1st-2001 (32.12)%

                                                             Average annual total return for periods ended 12/31/05
                                                             ------------------------------------------------------
                                                                                                    Since Inception
                                                                   1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Institutional Shares          12.31%    (4.38)%      7.21%         10.75%
          Russell Midcap(R) Growth Index(1)                        12.10%      1.38%      9.27%         10.25%
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index(2)                                  12.56%      8.60%     14.36%         14.09%
            (reflects no deduction for fees or expenses)
                                                                   ------------------------------------------------

   (1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (2) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                Management    Other      Total Annual Fund
                                                                  Fee(1)     Expenses    Operating Expenses
    Mid Cap Growth Portfolio                                      0.64%       0.03%            0.67%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.
   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Mid Cap Growth Portfolio                                       $ 68       $ 214      $ 373      $ 835

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Enterprise Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Portfolio.

                                    Principal investment strategies and risks  5

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

 6  Janus Aspen Series

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

4. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

5. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                                    Principal investment strategies and risks  7

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

 8  Janus Aspen Series

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING

   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Mid Cap Growth Portfolio                                   All Asset Levels            0.64
-----------------------------------------------------------------------------------------------------

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.64% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described.

PORTFOLIO MANAGER

JONATHAN D. COLEMAN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Mid Cap Growth Portfolio, which he has managed since February 2002. He is also
     Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGER

BRIAN DEMAIN, CFA
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Mid Cap Growth Portfolio. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  11

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

 12  Janus Aspen Series
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

                                                           Other information  13
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  15

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 16  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  17
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 18  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  19
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 20  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

MID CAP GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Years ended December 31
                                            2005               2004               2003               2002               2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                    $25.84             $21.40             $15.84             $21.98             $36.30
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                  0.08               0.02               0.01             (0.01)                 --(1)
 Net gain/(loss) on securities
   (both realized and unrealized)              3.10               4.42               5.55             (6.13)            (14.32)
 Total from investment operations              3.18               4.44               5.56             (6.14)            (14.32)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                       --                 --                 --                 --                 --
 Distributions (from capital gains)              --                 --                 --                 --                 --
 Payment from affiliate                          --(2)              --                 --                 --                 --
 Total distributions and other                   --                 --                 --                 --                 --
 NET ASSET VALUE, END OF PERIOD              $29.02             $25.84             $21.40             $15.84             $21.98
 Total return                                12.31%(3)          20.75%             35.10%           (27.93)%           (39.45)%
 Net assets, end of period (in
   thousands)                              $532,085         $1,205,813         $1,649,423         $1,324,273         $2,104,733
 Average net assets for the period
   (in thousands)                          $706,963         $1,579,383         $1,461,491         $1,609,280         $2,508,186
 Ratio of gross expenses to average
   net assets(4)(5)                           0.67%              0.66%              0.67%              0.67%              0.67%
 Ratio of net expenses to average
   net assets(6)                              0.67%              0.66%              0.67%              0.67%              0.66%
 Ratio of net investment
   income/(loss) to average net
   assets                                   (0.01)%            (0.05)%            (0.11)%            (0.07)%            (0.22)%
 Portfolio turnover rate                        32%                25%                36%                63%                99%
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(6) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 22  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  23
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 24  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  25

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 26

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                                                                              27

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

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                            MID CAP VALUE PORTFOLIO
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Mid Cap Value Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). The Portfolio currently offers two classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Mid Cap Value Portfolio..................................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    6
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    7

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Subadviser...............................................   13
       Investment personnel.....................................   13

    OTHER INFORMATION...........................................   15

    DISTRIBUTIONS AND TAXES.....................................   18

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   19
       Purchases................................................   20
       Redemptions..............................................   20
       Excessive trading........................................   20
       Shareholder communications...............................   23

    FINANCIAL HIGHLIGHTS........................................   24

    GLOSSARY OF INVESTMENT TERMS................................   25

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

MID CAP VALUE PORTFOLIO

   Mid Cap Value Portfolio (the "Portfolio") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MID CAP VALUE PORTFOLIO seeks capital appreciation.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2006, they ranged from approximately $688 million to $22 billion.

   For the Portfolio's 80% investment policy, assets are measured at the time of purchase.

   The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Portfolio's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies

 2  Janus Aspen Series
   perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   To the extent the Portfolio invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the average annual returns for the Institutional Shares of the Portfolio for the period indicated to a broad-based securities market index. The index is not available for direct investment.

   MID CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                                                         18.19%        10.43%
                                                          2004          2005

      Best Quarter:  4th-2004 10.44%    Worst Quarter:  3rd-2004 (1.40)%

                                          Average annual total return for periods ended 12/31/05
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                                       1 year       (5/1/03)
          Mid Cap Value Portfolio - Institutional Shares               10.43%       20.83%
          Russell Midcap(R) Value Index(1)                             12.65%       24.38%
            (reflects no deduction for fees or expenses)
                                                                       -------------------------

   (1) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Management    Other     Total Annual Fund
                                                                   Fee(1)     Expenses   Operating Expenses
    Mid Cap Value Portfolio(1)                                     0.64%       0.23%           0.87%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio(s) to Janus Capital. Effective February 1, 2006, Mid Cap Value Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information.
   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period.
   The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                 1 Year     3 Years    5 Years    10 Years
                                                                 -----------------------------------------
    Mid Cap Value Portfolio                                       $ 89       $ 278      $ 482     $ 1,073

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Mid Cap Value Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   The Portfolio's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Portfolio.

4. HOW DO THE INVESTMENT PERSONNEL DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the investment personnel, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.

                                    Principal investment strategies and risks  5

5. WHAT IS A "SPECIAL SITUATION"?

   The Portfolio may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of the Portfolio may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

 6  Janus Aspen Series

3. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - Currency Risk

   - Political and Economic Risk

   - Regulatory Risk

   - Market Risk

   - Transaction Costs

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio

                                    Principal investment strategies and risks  7
   exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not

 8  Janus Aspen Series
   publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Perkins is responsible for the day-to-day management of its investment portfolio. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay. Mid Cap Value Portfolio pays Perkins a subadvisory fee directly for managing the Portfolio.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Portfolio.

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Mid Cap Value Portfolio(1)                                 All Asset Levels            0.64(2)
-----------------------------------------------------------------------------------------------------

(1) Effective February 1, 2006, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.
(2) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until May 1, 2007. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.

   For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the Russell Midcap(R) Value Index. Only the base fee rate will apply until February 1, 2007 for the Portfolio, at which time the performance adjustment is applied.

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (1) a base management fee calculated by applying the current specified fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Portfolio's amended investment advisory agreement has been in effect for at least 12 months. When the amended investment advisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the amended investment advisory agreement took effect. As noted above, the Performance Adjustment will apply beginning February 1, 2007 for the Portfolio.

   No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for the Portfolio is the Russell Midcap(R) Value Index. Because the Performance Adjustment is tied to the Portfolio's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for

                                                 Management of the Portfolio  11
   the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   The investment performance of the Portfolio's Service Shares for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the investment record of the Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

   The Portfolio's Statement of Additional Information contains additional information about performance-based fees.

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.64% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement and subadvisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

 12  Janus Aspen Series

SUBADVISER

   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Portfolio, and has served in such capacity since the Portfolio's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

INVESTMENT PERSONNEL

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ, CFA
--------------------------------------------------------------------------------
     is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Mr.
     Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was a portfolio manager for Berger
     Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Portfolio and has full investment discretion over the Portfolio.
     Mr. Kautz holds the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Previously, he was a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.
     Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Portfolio and has full investment discretion over the Portfolio.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     has been the lead Co-Manager of Mid Cap Value Portfolio since its inception. He is also Portfolio Manager of other Janus accounts. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Portfolio, has full investment discretion over the Portfolio, and as lead Co-Manager, has ultimate decision-making authority for the Portfolio's daily investment decisions.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  13

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY PERKINS

   MID CAP VALUE PORTFOLIO COMPARABLE ACCOUNTS

   PERFORMANCE OF PERKINS MID CAP VALUE EQUITY COMPOSITE
   The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies, and strategies that are substantially similar to those of Mid Cap Value Portfolio of Janus Aspen Series. The Russell Midcap(R) Value Index is the benchmark index for the Portfolio and the Composite. In addition, the S&P MidCap 400 Index is a secondary benchmark index for the Composite.

   As of March 31, 2006, the Perkins Mid Cap Value Equity Composite consisted of 15 advisory accounts, including 5 mutual fund portfolios. As of this date, the total assets of the Perkins Mid Cap Value Equity Composite were approximately $6.7 billion. The Janus mutual funds for which Perkins acts as subadviser are included in the Perkins Mid Cap Value Equity Composite. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Portfolio's are included in this Composite, except that accounts managed by Perkins which are part of wrap fee programs, and which have investment objectives, policies, and strategies similar to those in the Composite, are included in a separate composite and not this Composite, due to their unique trading and fee structure. The performance shows the historical track record of Perkins and should not be relied upon as an indication of the future performance of the Portfolio. Total returns represent the performance of the Composite and not the Portfolio.

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite. Mid Cap Value Portfolio's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Mid Cap Value Portfolio. Therefore, if the Composite was subject to the fees and expenses payable by the Portfolio, then the performance of the Composite for the periods shown would be lower.

   Except for the mutual fund accounts, the accounts in the Composite were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.

                                            Average annual total return for periods ended 3/31/06
                                            -----------------------------------------------------
                                                                                        Since
                                                                  1 Year   5 Years   Inception(1)
    Perkins Mid Cap Value Equity Composite                        15.85%   14.33%       19.53%
    Russell Midcap(R) Value Index(2)                              20.30%   14.69%       13.52%
    S&P MidCap 400 Index(3)                                       21.62%   12.75%       14.77%
                                                                  --------------------------

   (1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

 14  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers two classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds

                                                           Other Information  15
   asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company

 16  Janus Aspen Series
   separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other Information  17

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

                                                         Shareholder's guide  19

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

 20  Janus Aspen Series
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

                                                         Shareholder's guide  21
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

 22  Janus Aspen Series
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

MID CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                            Years or Period ended December 31
                                          2005            2004           2003(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $15.54          $13.61         $10.07
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.19            0.04           0.03
 Net gain/(loss) on securities
   (both realized and unrealized)           1.31            2.39           3.54
 Total from investment operations           1.50            2.43           3.57
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                (0.13)          (0.04)         (0.03)
 Distributions (from capital gains)       (1.59)          (0.46)             --
 Payment from affiliate                       --(2)           --             --
 Total distributions and other            (1.72)          (0.50)         (0.03)
 NET ASSET VALUE, END OF PERIOD           $15.32          $15.54         $13.61
 Total return(3)                          10.43%(4)       18.19%         35.41%
 Net assets, end of period (in
   thousands)                             $9,922         $10,099         $6,070
 Average net assets for the period
   (in thousands)                        $10,160          $8,108         $4,457
 Ratio of gross expenses to average
   net assets(5)(6)(7)(8)                  0.87%           1.01%          1.25%
 Ratio of net expenses to average
   net assets(5)(9)                        0.86%           1.01%          1.25%
 Ratio of net investment
   income/(loss) to average net
   assets(5)                               1.16%           0.31%          0.46%
 Portfolio turnover rate(5)                  74%             92%           120%
--------------------------------------------------------------------------------

(1) Fiscal period May 1, 2003 (inception) to December 31, 2003.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one full year.
(4) Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.02%.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 1.36% in 2003 before waiver of certain fees incurred by the Portfolio.
(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(9) The expense ratio reflects expenses after any expense offset arrangements.

 24  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

                                                Glossary of investment terms  25
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

 26  Janus Aspen Series
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

                                                Glossary of investment terms  27
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 28  Janus Aspen Series

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                                                                              29

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

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                             MONEY MARKET PORTFOLIO

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Money Market Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Money Market Portfolio...................................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Types of investments.....................................    5
       Investment techniques....................................    6

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................    8
       Management expenses......................................    9
       Investment personnel.....................................    9

    OTHER INFORMATION...........................................   10

    DISTRIBUTIONS AND TAXES.....................................   13

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   14
       Purchases................................................   14
       Redemptions..............................................   14
       Shareholder communications...............................   16

    FINANCIAL HIGHLIGHTS........................................   17

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

   Money Market Portfolio (the "Portfolio") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

   The Portfolio will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Portfolio's yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although the Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

 2  Janus Aspen Series

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

   MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                   5.05%      5.17%      5.36%      4.98%      6.29%      4.22%      1.63%      0.86%      1.09%        2.94%
                   1996       1997       1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-2000 1.63%    Worst Quarter:  3rd-2003 0.18%

   The 7-day yield for the Portfolio's Shares on December 31, 2005 was 3.89%.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                       ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                                         Total Annual Fund
                                                                 Management    Other         Operating
                                                                   Fee(1)     Expenses       Expenses
    Money Market Portfolio(2)                                      0.25%       0.61%           0.86%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio to Janus Capital.
   (2) Janus Capital has agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Portfolio's Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                 1 Year     3 Years    5 Years    10 Years
                                                                 -----------------------------------------
    Money Market Portfolio                                        $  88      $ 274      $ 477     $ 1,061

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Money Market Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

   Money Market Portfolio invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   Money Market Portfolio may also invest (to a lesser degree) in:

   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities)

   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS

   Money Market Portfolio may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

   OBLIGATIONS OF FINANCIAL INSTITUTIONS

   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

                                    Principal investment strategies and risks  5

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which Money Market Portfolio may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that Money Market Portfolio may use:

   PARTICIPATION INTERESTS
   A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting the Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

   VARIABLE AND FLOATING RATE SECURITIES
   Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Portfolio may purchase other mortgage-and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

   SECURITIES LENDING
   Money Market Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order

 6  Janus Aspen Series
   to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   REPURCHASE AGREEMENTS
   Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

                                    Principal investment strategies and risks  7

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 8  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Money Market Portfolio(1)                                  All Asset Levels            0.25
-----------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Portfolio's Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

   For the fiscal year ended December 31, 2005, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers). The Portfolio's fee waiver exceeded the investment advisory fee. Absent fee waivers, the investment advisory fee based on the Portfolio's average net assets would have been 0.25%.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

J. ERIC THORDERSON, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Money Market Portfolio, which he has managed since January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

                                                  Management of the Portfolio  9

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

 10  Janus Aspen Series

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

                                                           Other information  11

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 12  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio. The date you receive your dividend may vary depending on how your insurance company or plan sponsor processes trades. Please contact your insurance company or plan sponsor for details.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  13

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Portfolio's assets, less liabilities, by the total number of Portfolio shares outstanding. In the case of Portfolios with share classes, the NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Money Market Portfolio's securities are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the Portfolio's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Janus Aspen Portfolios' excessive trading policies generally do not apply to Money Market Portfolio, although Money Market Portfolio at all times reserves the right to reject any purchase order, including exchange purchases, for any reason.

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio

 14  Janus Aspen Series
   or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder

                                                         Shareholder's guide  15
   reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 16  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
                                                                  Years ended December 31
                                          2005            2004            2003             2002             2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                  $1.00           $1.00           $1.00            $1.00            $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.03            0.01            0.01             0.02             0.04
 Net gain/(loss) on securities                --(1)           --(1)           --(1)            --               --
 Total from investment operations           0.03            0.01            0.01             0.02             0.04
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                (0.03)          (0.01)          (0.01)           (0.02)           (0.04)
 Distributions (from capital gains)           --              --(1)           --(1)            --               --
 Total distributions                      (0.03)          (0.01)          (0.01)           (0.02)           (0.04)
 NET ASSET VALUE, END OF PERIOD            $1.00           $1.00           $1.00            $1.00            $1.00
 Total return                              2.94%           1.09%           0.86%            1.63%            4.22%
 Net assets, end of period (in
   thousands)                            $10,360         $12,138         $20,761          $73,402         $100,231
 Average net assets for the period
   (in thousands)                        $12,086         $14,396         $31,124          $93,310          $96,524
 Ratio of gross expenses to average
   net assets(2)(3)(4)                     0.50%           0.50%           0.50%            0.39%            0.34%
 Ratio of net expenses to average
   net assets(5)                           0.50%           0.50%           0.50%            0.39%            0.34%
 Ratio of net investment
   income/(loss) to average net
   assets                                  2.87%           1.04%           0.87%            1.63%            4.07%
------------------------------------------------------------------------------------------------------------------

(1) Net gain/(loss) on securities and/or Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.86% in 2005, 0.98% in 2004, 0.78% in 2003, 0.39% in 2002,
    and 0.34% in 2001 before waiver of certain fees incurred by the Portfolio.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  17

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 18

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                                                                              19

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

                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.

                                         May 1, 2006

                               JANUS ASPEN SERIES

                           WORLDWIDE GROWTH PORTFOLIO

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

        This Prospectus describes Worldwide Growth Portfolio, a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

        Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

        This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Worldwide Growth Portfolio...............................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
         strategies.............................................    5
       Risks....................................................    5
       Frequently asked questions about certain risks...........    6
       General portfolio policies...............................    8

    MANAGEMENT OF THE PORTFOLIO
       Investment adviser.......................................   10
       Management expenses......................................   11
       Investment personnel.....................................   13

    OTHER INFORMATION...........................................   14

    DISTRIBUTIONS AND TAXES.....................................   17

    SHAREHOLDER'S GUIDE
       Pricing of portfolio shares..............................   18
       Purchases................................................   19
       Redemptions..............................................   19
       Excessive trading........................................   19
       Shareholder communications...............................   22

    FINANCIAL HIGHLIGHTS........................................   23

    GLOSSARY OF INVESTMENT TERMS................................   24

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

WORLDWIDE GROWTH PORTFOLIO

   Worldwide Growth Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

   Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. The value of the Portfolio's holdings could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.

   The Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2005, approximately 6.8% of the Portfolio's investments were in emerging markets.

   To the extent the Portfolio invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2  Janus Aspen Series

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

   WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

      Annual returns for periods ended 12/31
                  29.04%     22.15%     28.92%     64.45%    (15.67)%   (22.44)%   (25.50)%    23.99%      4.78%         5.87%
                   1996       1997       1998       1999       2000       2001       2002       2003       2004          2005

      Best Quarter:  4th-1999 42.24%    Worst Quarter:  3rd-2001 (20.49)%

                                                              Average annual total return for periods ended 12/31/05
                                                              ------------------------------------------------------
                                                                                                     Since Inception
                                                                    1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Institutional Shares         5.87%     (4.49)%     8.40%          10.59%
          Morgan Stanley Capital International World Index(SM)(1)   9.49%       2.18%     7.04%           7.80%
            (reflects no deduction for fees or expenses)
                                                                    ------------------------------------------------

   (1) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

   The Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2005. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

   This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                               Management    Other       Total Annual Fund
                                                                 Fee(1)     Expenses    Operating Expenses
    Worldwide Growth Portfolio(1)                                0.60%       0.01%             0.61%

   (1) The "Management Fee" is the investment advisory fee paid by the Portfolio(s) to Janus Capital. Effective February 1, 2006, Worldwide Growth Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing performance fees are included in the "Management Expenses" section of this Prospectus with further description in the Statement of Additional Information.
   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Worldwide Growth Portfolio                                     $ 62       $ 195      $ 340      $ 762

 4  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   The Portfolio has a similar investment objective and similar principal investment strategies to Janus Worldwide Fund. Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs, and other factors may result in differences in investment performance. The expenses of the Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

   This section takes a closer look at the Portfolio's principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIO?

   Unless its investment objective or policies prescribe otherwise, the Portfolio may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolio may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Portfolio may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolio does not emphasize investments in companies of any particular size.

RISKS

   Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's

                                    Principal investment strategies and risks  5
   performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Janus Capital manages accounts which may engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays

 6  Janus Aspen Series
     may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Portfolio may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). To the extent that the Portfolio invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Portfolio's investments by country is contained in the Portfolio's shareholder reports and in the Portfolio's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. The Portfolio may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

   The Portfolio may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolio. The Portfolio's performance could be worse than if the Portfolio had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to

                                    Principal investment strategies and risks  7
   react similarly to industry-specific market or economic developments. The Portfolio's investments, if any, in multiple companies in a particular industry increase the Portfolio's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, the following general policies apply to the Portfolio. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Portfolio may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

   In addition, the Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Portfolio's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Portfolio's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are

 8  Janus Aspen Series
   known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Portfolio's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Portfolio may seek to earn additional income through securities lending. The Portfolio may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Portfolio intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style of the investment personnel. Changes are made in the Portfolio's holdings whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolio's historical turnover rates.

                                    Principal investment strategies and risks  9

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Portfolio.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolio or that performed services with respect to contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolio.

   Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell Shares of the Portfolio.

 10  Janus Aspen Series

MANAGEMENT EXPENSES

   The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay.

   The Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                               Average Daily      Investment Advisory
                                                                 Net Assets             Fee (%)
Portfolio                                                       of Portfolio         (annual rate)
-----------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio(1)                              All Asset Levels           0.60
-----------------------------------------------------------------------------------------------------

(1) Effective February 1, 2006, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing this performance fee are included below with further description in the Statement of Additional Information.

   For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI World Index(SM). Only the base fee rate will apply until February 1, 2007 for the Portfolio, at which time the performance adjustment is applied.

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (1) a base management fee calculated by applying the current specified fixed-rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Portfolio's amended investment advisory agreement has been in effect for at least 12 months. When the amended investment advisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the amended investment advisory agreement took effect. As noted above, the Performance Adjustment will apply beginning February 1, 2007 for the Portfolio.

   No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The benchmark index for the Portfolio is the MSCI World Index(SM). Because the Performance Adjustment is tied to the Portfolio's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

                                                 Management of the Portfolio  11

   The investment performance of the Portfolio's Service Shares for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the investment record of the Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

   The Portfolio's Statement of Additional Information contains additional information about performance-based fees.

   For the fiscal year ended December 31, 2005, the Portfolio paid Janus Capital an investment advisory fee of 0.60% based on the Portfolio's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Portfolio's investment advisory agreement is included in the Portfolio's semiannual and annual reports to shareholders.

 12  Janus Aspen Series

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described.

PORTFOLIO MANAGER

JASON P. YEE, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, which he has managed since July 2004. Mr. Yee is also
     Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1992, working as a research analyst until 1996. He re-joined Janus
     Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK, CFA
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining
     Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners
     LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the University of California at Berkeley. He holds the Chartered Financial Analyst designation.

GREGORY R. KOLB, CFA
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining
     Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group from 2000 to 2001. Mr.
     Kolb holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors. He holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the Portfolio's investment personnel is included in the SAI.

                                                 Management of the Portfolio  13

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   The Portfolio currently offers three classes of shares, one of which, the Institutional Shares, is offered pursuant to this Prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of the Portfolio are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares and Service II Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Portfolio may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio are discontinued to new investors, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines.

   The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints

 14  Janus Aspen Series
   were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action
   (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   CONFLICTS OF INTEREST

   The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in

                                                           Other information  15
   response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

   DISTRIBUTION OF THE PORTFOLIO

   The Portfolio is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 16  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

   DISTRIBUTION SCHEDULE

   Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

   TAXES ON DISTRIBUTIONS

   Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

   TAXATION OF THE PORTFOLIO

   Dividends, interest, and some gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio.

   The Portfolio does not expect to pay any federal income taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  17

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase or redeem Shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

   With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's shares to the extent that Portfolio is invested in such markets.

   All purchases and sales will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agent. In order to receive a day's price, your order must be received in good order by the Portfolio (or insurance company or plan sponsor) or its agent by the close of the regular trading session of the NYSE.

   Securities held by the Portfolio are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a mutual fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While mutual funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in mutual funds which do not invest in foreign securities, for example, when trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

 18  Janus Aspen Series

   The value of the securities of other open-end funds held by the Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

PURCHASES

   Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of the accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.

   The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, see "Excessive Trading."

   The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

   Shares of the Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only and the Portfolio will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or

                                                         Shareholder's guide  19
   control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and sales of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent.

   The Portfolio attempts to deter excessive trading through at least the following methods:

   - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

   - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Portfolios).

   The Portfolio monitors Portfolio share transactions, subject to the limitations described below. Generally, a purchase of the Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.

   If the Portfolio detects excessive trading, the Portfolio may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of the account and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolio's excessive trading policies generally do not apply to a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice.

   The Portfolio's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

   The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s)

 20  Janus Aspen Series
   is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. Although the Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

   Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agent. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Portfolio. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market portfolios' portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market portfolio's portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the portfolios' holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website

                                                         Shareholder's guide  21
   information is current. The portfolios' portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.

   In addition, the Portfolio's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio discloses its top ten portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the Portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolio's top portfolio holdings, as well as the non-money market portfolios' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Portfolio will be made available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolio's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

   Complete schedules of the Portfolio's holdings as of the end of the Portfolio's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters are included in the Portfolio's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their insurance company or plan sponsor and are also available at www.janus.com.

SHAREHOLDER COMMUNICATIONS

   Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.

 22  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Institutional Shares financial performance through December 31 of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower.

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Years ended December 31
                                            2005               2004               2003               2002               2001
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                    $26.78             $25.82             $21.05             $28.54             $36.98
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                  0.44               0.28               0.23               0.23               0.24
 Net gain/(loss) on securities
   (both realized and unrealized)              1.11               0.94               4.79             (7.50)             (8.53)
 Total from investment operations              1.55               1.22               5.02             (7.27)             (8.29)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                   (0.37)             (0.26)             (0.25)             (0.22)             (0.15)
 Distributions (from capital gains)              --                 --                 --                 --                 --
 Tax return of capital                           --                 --                 --(1)              --                 --
 Payment from affiliate                          --(2)              --(2)              --                 --                 --
 Total distributions and other               (0.37)             (0.26)             (0.25)             (0.22)             (0.15)
 NET ASSET VALUE, END OF PERIOD              $27.96             $26.78             $25.82             $21.05             $28.54
 Total return                                 5.87%(3)           4.78%(4)          23.99%           (25.50)%           (22.44)%
 Net assets, end of period (in
   thousands)                            $1,464,300         $2,491,921         $3,743,762         $3,722,823         $5,707,728
 Average net assets for the period
   (in thousands)                        $1,767,226         $3,232,578         $3,672,695         $4,703,406         $6,387,010
 Ratio of gross expenses to average
   net assets(5)(6)                           0.61%              0.66%              0.71%              0.70%              0.69%
 Ratio of net expenses to average
   net assets(7)                              0.61%              0.66%              0.71%              0.70%              0.69%
 Ratio of net investment
   income/(loss) to average net
   assets                                     1.33%              0.99%              1.08%              0.88%              0.78%
 Portfolio turnover rate                        41%               120%               126%                73%                82%
-------------------------------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Portfolio may have to reinvest the proceeds from the securities at a lower

 24  Janus Aspen Series
   rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith

                                                Glossary of investment terms  25
   and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to

 26  Janus Aspen Series
   direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  27
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                     You can make inquiries and request
                     other information, including a
                     Statement of Additional Information,
                     Annual Report, or Semiannual Report,
                     free of charge, by contacting your
                     insurance company or plan sponsor, or
                     by contacting a Janus representative
                     at 1-800-525-0020. The Portfolio's
                     Statement of Additional Information
                     and most recent Annual and Semiannual
                     Reports are also available, free of
                     charge, on www.janus.com. Additional
                     information about the Portfolio's
                     investments is available in the
                     Portfolio's Annual and Semiannual
                     Reports. In the Portfolio's Annual and
                     Semiannual Reports, you will find a
                     discussion of the market conditions
                     and investment strategies that
                     significantly affected the Portfolio's
                     performance during its last fiscal
                     period. Other information is also
                     available from financial
                     intermediaries that sell Shares of the
                     Portfolio.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolio and is
                     incorporated into this Prospectus by
                     reference. You may review and copy
                     information about the Portfolio
                     (including the Portfolio's Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolio from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's website
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   www.janus.com

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736.